UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 2, 2005


                            The Warnaco Group, Inc.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                    001-10857               95-4032739
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                     Identification No.)



501 Seventh Avenue, New York, New York                            10018
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 287-8000
                                                   ----------------------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

2005 Directors' Compensation

Effective for the 2005 fiscal year, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") has set the compensation for members of the Company's Board of Directors as set forth in
Exhibit 10.1 attached hereto, the terms of which are incorporated by reference herein.

2005 Base Salaries of Named Executive Officers

On March 2, 2005, the Compensation Committee approved the following 2005 base salaries, which were effective March 1, 2005, for the Company's named executive officers: Joseph R. Gromek ($950,000); Lawrence R. Rutkowski ($550,000); Roger
A. Williams ($680,000); Frank Tworecke ($700,000); and Stanley P. Silverstein ($525,000). Roger A. Williams was the only named executive officer to receive a base salary increase for 2005. His prior salary was $650,000.

2005 Performance Bonus Targets for Named Executive Officers

On March 2, 2005, the Compensation Committee approved the financial performance metrics for fiscal 2005 bonus awards to participants in the Company's Incentive Compensation Plan, including the Company's executive officers. Under the Incentive Compensation Plan, the named executive officers are eligible to receive bonus awards (i) based on the Company's operating income, with respect to Joseph R. Gromek, Lawrence R. Rutkowski and Stanley P. Silverstein; (ii) based 60% on the operating income of the Company's Swimwear Group and 40% on the operating income of the Company, with respect to Roger A. Williams; and
(iii) based 60% on the operating income of the Company's Sportswear Group and 40% on the operating income of the Company, with respect to Frank Tworecke. For fiscal 2005, (a) Mr. Gromek's potential bonus award under the Incentive Compensation Plan is targeted at 100% of base salary, with a maximum potential bonus award of 185% of target; (b) Messrs. Rutkowski's and Silverstein's potential bonus awards under the Incentive Compensation Plan are targeted at 85% of base salary (increased from 70% in fiscal 2004), with maximum potential bonus awards of 165% of target; and (c) Messrs. Williams' and Tworecke's potential bonus awards under the Incentive Compensation Plan are targeted at 70% of base salary, with maximum potential bonus awards of 165% of target.

In addition to the incentive compensation program described above, the Compensation Committee reserves the right to pay discretionary bonuses to executive officers based on certain qualitative considerations and/or extraordinary performance during the year.

2004 Bonus Awards

On March 2, 2005, the Compensation Committee approved the following bonus awards for the Company's named executive officers: Joseph R. Gromek ($864,000); Lawrence R. Rutkowski ($369,600); Roger A. Williams ($436,800); Frank Tworecke ($309,288); and Stanley P. Silverstein ($352,800).

Item 9.01.        Financial Statements and Exhibits


Exhibit Number    Description of Exhibit
--------------    ----------------------

10.1              Statement of Directors' Compensation for 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE WARNACO GROUP, INC.



Date:  March 10, 2005                By: //s/ Jay A. Galluzzo
                                         _____________________________________
                                         Name:   Jay A. Galluzzo
                                         Title:  Senior Vice President,
                                                 General Counsel and Secretary

                                 Exhibit Index

10.1              Statement of Directors' Compensation for 2005.

                                                               Exhibit 10.1

                        Directors' Compensation for 2005

         For fiscal 2005, members of the Board of Directors (other than the non-executive chairman of the Board) (the "Directors") shall be paid the following fees for their Board-related services:

         Board Membership Fees. Each Director shall be paid an annual fee of $95,000 comprised of $35,000 cash, payable quarterly, and $60,000 of the Company's Common Stock issuable under the Company's 2003 Stock Incentive Plan and payable after the May 23, 2005 annual meeting (the "Annual Board Fee"). In addition to the Annual Board Fee, each Director shall be paid a $1,500 per day fee for each Board meeting he or she attends (the "Attendance Fee"). Directors also receive reimbursement for out of pocket expenses incurred in connection with their service as a Director.

         Committee Meeting Fees. In addition to the Board Membership Fees specified above, Directors who serve on any Board committees shall be paid $1,200 per day per Committee meeting attended.

         Committee Chairman Fees. In addition to the Board Membership Fees and the Committee Membership Fees specified above, Directors who serve as chairmen of the following Board committees shall be paid as follows:

         Audit Committee. The chairman of the Audit Committee shall be paid an annual fee of $10,000.

         Compensation Committee. The chairman of the Compensation Committee shall be paid an annual fee of $5,000.

         Nominating and Governance Committee. The chairman of the Nominating and Governance Committee shall be paid an annual fee of $5,000 provided that such chairman is not the Non-Executive Chairman of the Board.

         For fiscal 2005, the Non-Executive Chairman of the Board shall be paid an annual fee of $200,000, payable monthly, plus $110,000 of the Company's Common Stock issuable under the Company's 2003 Stock Incentive Plan and payable after the May 23, 2005 annual meeting. The Non-Executive Chairman of the Board does not receive any additional compensation associated with his Board service other than reimbursement for out of pocket expenses incurred in connection with his service.